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                                                                    EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To TeamStaff, Inc.:

      As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 registration statement of our report dated December 29, 2000, included in TeamStaff, Inc.'s Form 10-K for the year ended September 30, 2000, and to all references to our Firm included in this registration statement.



                                                          ARTHUR ANDERSEN LLP

Roseland, New Jersey
May 25, 2001